Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of PharMerica Corporation (the "Corporation") on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David W. Froesel, Jr., Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
/S/ DAVID W. FROESEL, JR.
David W. Froesel, Jr. Executive Vice President, Chief Financial Officer and Treasurer February 26, 2016